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                                                                   EXHIBIT 10.33

                WAIVER AND AMENDMENT TO MASTER LEASE AGREEMENT
                ----------------------------------------------


     This WAIVER AND AMENDMENT TO MASTER LEASE AGREEMENT ("Amendment") is
                                                           ---------
entered into as of February 29, 2000 (the "Amendment Date"), by and between RF
                                           --------------
MONOLITHICS, INC., a Delaware corporation ("Lessee") and BANC ONE LEASING
                                            ------
CORPORATION ("Lessor").
              ------

                                 RECITALS:

     A. Lessor and Lessee are party to that certain Master Lease Agreement dated as of November 3, 1995 (including the addendum and schedules thereto and all other amendments, supplements, or modifications thereof, the "Master Lease")
                                                                  ------------
pursuant to which Lessor has leased to Lessee certain equipment on the terms set forth in the Master Lease.

     B. Lessee has requested that Lessor amend certain provisions of the Master Lease.

     C. Subject to satisfaction of the conditions set forth herein, Lessor is willing to amend the Master Lease.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                  ARTICLE 1.

                                 Definitions
                                 -----------

     Section 1.1.  Definitions.  Unless otherwise defined in this Amendment,
                   -----------
each capitalized term used in this Amendment has the meaning given to such term in the Master Lease.

                                  ARTICLE 2.

                          Waiver of Events of Default
                          ---------------------------

     Section 2.1.  Waiver of Events of Default.  Certain events of default have
                   ---------------------------
occurred under the Master Lease as follows: (a) default under clause (b) of the
                                                              ----------
first sentence of Section 14 of the Master Lease for failure to maintain the
                  ----------
required financial covenants set forth in Section 18 (including as set forth in
                                          ----------
the Covenant Addendum to Master Lease) and (b) default under clause (d) of the
                                                             ----------
first sentence of Section 14 resulting from the occurrence of certain events of
                  ----------
default under that certain Letter Loan Agreement dated March 8, 1996 by and between Lessee and Bank One, Texas, National Association. Effective as of the Amendment Date, and subject to the conditions precedent contained herein, Lessor hereby waives the events of default existing on the Amendment Date described in the preceding sentence.


WAIVER AND AMENDMENT TO MASTER LEASE AGREEMENT - Page 1
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                                  ARTICLE 3.

                          Amendments to Master Lease
                          --------------------------

     Section 3.1.  Amendment to Section 18 of the Master Lease.  Effective as of
                   -------------------------------------------
the Amendment Date, the last sentence of Section 18 of the Master Lease is
                                         ----------
hereby deleted.

     Section 3.2.  Amendment to Covenant Addendum to Master Lease Agreement.
                   --------------------------------------------------------
Effective as of the Amendment Date, paragraph 2 of the Covenant Addendum to
                                    -----------
Master Lease Agreement (such addendum being attached to the Master Lease and incorporated therein) is hereby amended and restated in its entirety as follows:

          2.  The following is added to Section 18 of the Master Lease:

     During the term of this Lease, Lessee agrees and covenants that it will at all times maintain the following financial covenants:

              (a) Quick Ratio.  Lessee will, beginning as of November 30, 2000
                  -----------
          and at all times thereafter, maintain a ratio of (1) current assets minus inventory, to (2) current liabilities plus the unpaid principal
          -----                                       ----
          balance of the Revolving Line of Credit of not less than 1.25 to 1.00.

              (b) Tangible Net Worth.  Lessee will, at all times, maintain its
                  ------------------
          Tangible Net Worth at not less than $29,500,000.

              (c) Liabilities/Tangible Net Worth.  Lessee will at all times
                  ------------------------------
          maintain a ratio of (1) total liabilities, to (2) Tangible Net Worth, of not greater than 0.50 to 1.00.

               (d) Fixed Charge Ratio.  Lessee will, beginning as of November
                   ------------------
          30, 2000 and at all times thereafter, maintain a ratio of (1) net income after taxes, plus depreciation, amortization, interest expense,
                              ----
          and long-term lease and rent expense, for the twelve (12) months ending as of any date of determination, to (2) without duplication (A) current maturities of long-term debt as of the date of determination, plus (B) current maturities of capitalized leases as of the date of
          ----
          determination, plus (C) interest expense for the preceding twelve (12)
                         ----
          months, plus (D) lease and rent expense for the preceding twelve (12)
                  ----
          months, of not less than 2.00 to 1.00.

               (e) Minimum EBITDA.  Lessee will not, as of the end of each of
                   --------------
          the fiscal quarters of Lessee set forth below, permit the sum of its net income, plus depreciation, amortization, interest expense, and
                      ----
          income taxes for the three (3) month period ending with such fiscal quarter to be less than the amount set forth opposite the applicable period in the table below:

WAIVER AND AMENDMENT TO MASTER LEASE AGREEMENT - Page 2
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

        Period                                         Minimum EBITDA
        --------------------------------------------------------------------
        Three months ending February 29, 2000                      -$666,000
        --------------------------------------------------------------------

        Three months ending May 31, 2000                          $1,007,000
        --------------------------------------------------------------------

        Three months ending August 31, 2000                       $2,069,000
        --------------------------------------------------------------------


     Unless otherwise specified, all accounting and financial terms and covenants set forth above are to be determined according to generally accepted accounting principles, consistently applied. As used herein, the following terms shall mean as follows:

          "Tangible Net Worth" means, as of any date, Lessee's total assets
           ------------------
     excluding all intangible assets, less total liabilities excluding any
                                      ----
     indebtedness owing by Lessee which has been subordinated by written agreement to all indebtedness now or hereafter owing by Lessee to the Bank.

          "Revolving Line of Credit" shall have the meaning specified in the
           ------------------------
     Loan Agreement.

                                  ARTICLE 4.

                                  Conditions
                                  ----------

     Section 4.1.  Items to be Delivered By Lessee.  The effectiveness of this
                   -------------------------------
Amendment is subject to Lessee's delivery to Lessor of each other agreement, certificate, document, or instrument required by Lessor to be executed or delivered by Lessee or any other party in connection with this Amendment or the transactions contemplated in connection herewith (including, without limitation, an amendment to the certain Letter Loan Agreement, dated as of March 8, 1996, between Lessee and Bank One, Texas, National Association; this Amendment and all such other agreements, certificates, documents, and instruments are referred to collectively herein as the "Amendment Documents"), duly executed or delivered by
                            -------------------
the parties thereto.

     Section 4.2.  Other Conditions.  This Amendment shall become effective upon
                   ----------------
the following conditions precedent being performed to Lessor's satisfaction. Lessee's failure to comply with the following conditions shall be an event of default under the Master Lease:

          (a) Continued Effect of Representations and Warranties.  All
              --------------------------------------------------
     representations and warranties contained in the Master Lease (as amended hereby) shall be true, correct, and complete in all material respects (as determined by Lessor in its sole discretion) except as disclosed otherwise to Lessor in writing and as acceptable to Lessor or representations specifically relating to a prior date or no longer relevant due to the occurrence of an event or circumstances specifically permitted hereunder or by the Master Lease;


WAIVER AND AMENDMENT TO MASTER LEASE AGREEMENT - Page 3
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          (b) Absence of Default.  No event of default shall have occurred and
              ------------------
     be continuing (after giving effect to this Amendment);

          (c) Corporate Proceedings.  All corporate proceedings taken in
              ---------------------
     connection with the transactions contemplated by this Amendment and all other agreements, documents, and instruments executed and/or delivered pursuant hereto, and all legal matters incident thereto, shall be satisfactory to Lessor and its legal counsel;

          (d) Fees and Expenses.  Payment or reimbursement to Lessor for all
              -----------------
     expenses, costs, and fees incurred by, or due to, Lessor in connection with negotiating and documenting this Amendment and the other Amendment Documents to the extent invoiced or otherwise billed by Lessor to Lessee;

          (e) Additional Information.  Lessee shall have received such
              ----------------------
     additional agreements, certificates, documents, instruments, and information as Lessee or its legal counsel may request to effect the transactions contemplated hereby.

     Section 4.3  Other Agreements.  In addition to the conditions set forth in
                  ----------------
Section 4.1 and Section 4.2 of this Amendment, Lessee agrees as follows:
-----------     -----------

          (a) On or before March 31, 2000, at Lessee's cost not in excess of $12,500, Lessee will provide Lessor with an appraisal of all equipment and other property covered by the Master Lease, such appraisal to be in form acceptable to Lessor and performed by an appraiser acceptable to Lessor.

          (b) On or before March 31, 2000, the existing balance of Lessee's lease line of credit (currently $313,341.97) together with all accrued and unpaid interest and other charges (if any) outstanding with Lessor will be repaid in full, such repayment being accomplished by (A) Lessee selling the equipment described on Exhibit B hereto (the "New Equipment") to Lessor and
                            ---------              -------------
     executing a Schedule (as defined in the Master Lease) or an amendment to an existing Schedule between Lessee and Lessor whereby the New Equipment, with a total cost to Lessor of $290,500, is leased to Lessee upon terms acceptable to Lessor and (B) making payment of all remaining principal, interest, and other charges in immediately available funds on the date of executing such Schedule or amendment.

Lessee agrees that failure to comply with the terms of this Section 4.3 shall
                                                            -----------
constitute an event of default under the Master Lease.

                                  ARTICLE 5.

                        Representations and Warranties
                        ------------------------------

     Section 5.1.  Representations and Warranties.  Lessee hereby represents and
                   ------------------------------
warrants to Lessor that, as of the date of and after giving effect to this
Amendment:


WAIVER AND AMENDMENT TO MASTER LEASE AGREEMENT - Page 4
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          (a) the execution, delivery, and performance of this Amendment and any and all other Amendment Documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of Lessee and will not violate Lessee's certificate of incorporation, bylaws, or other similar constituent documents;

          (b) except as set forth in Exhibit A hereto, all representations and
                                     ---------
     warranties set forth in the Master Lease and the Schedules thereto are true and correct in all material respects as if made again on and as of such date (except as disclosed otherwise to Lessor in writing and as acceptable to Lessor or representations specifically relating to a prior date or no longer relevant due to the occurrence of an event or circumstances specifically permitted hereunder or under the Master Lease);

          (c) no event of default has occurred and is continuing under the Master Lease; and

          (d) the Master Lease (as amended by this Amendment) is and remains legal, valid, binding, and enforceable obligations of Lessee.

                                  ARTICLE 6.

                                 Miscellaneous
                                 -------------

     Section 6.1.  The waiver described in Section 2.1 of this Amendment shall
                                           -----------
not constitute and shall not be deemed a waiver of any other event of default under the Master Lease, whether arising as a result of the further violation of the provisions of the Master Lease or otherwise, or a waiver of any rights or remedies arising as a result of such other events of default.

     Section 6.2.  Governing Law.  THIS AMENDMENT, AND ALL DOCUMENTS AND
                   -------------
INSTRUMENTS EXECUTED IN CONNECTION HEREWITH, SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF OHIO.

     Section 6.3.  Agreement Remains in Effect; No Waiver.  Except as expressly
                   --------------------------------------
provided herein, all terms and provisions of the Master Lease shall remain unchanged and in full force and effect and are hereby ratified and confirmed. No delay or omission by Lessor in exercising any power, right, or remedy shall impair such power, right, or remedy or be construed as a waiver thereof or an acquiescence therein, and no single or partial exercise of any such power, right, or remedy shall preclude other or further exercise thereof or the exercise of any other power, right, or remedy under the Master Lease or otherwise.

     Section 6.4.  Survival of Representations and Warranties.  All
                   ------------------------------------------
representations and warranties made in this Amendment or the Master Lease shall survive the execution and delivery of this Amendment, and no investigation by Lessor or any closing shall affect the representations and warranties or the right of Lessor to rely upon them.


WAIVER AND AMENDMENT TO MASTER LEASE AGREEMENT - Page 5
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     Section 6.5.  Reference to Master Lease.  Each of the Schedules to the
                   -------------------------
Master Lease, and any and all other agreements, documents, or instruments now or hereafter executed and/or delivered pursuant to the terms of the Master Lease, are hereby amended so that any reference in such agreements, documents, or instruments to the Master Lease shall mean a reference to the Master Lease as amended hereby.

     Section 6.6.  Severability.  Any provision of this Amendment held by a
                   ------------
court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     Section 6.7.  Successors and Assigns.  This Amendment is binding upon and
                   ----------------------
shall inure to the benefit of Lessor and Lessee and their respective successors in interest and assigns. Lessee may not assign any right, power, duty, or obligation hereunder without the prior written consent of Lessor.

     Section 6.8.  Headings.  The headings, captions, and arrangements used in
                   --------
this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     Section 6.9.  Expenses of Lessor.  Lessee agrees to pay on demand all,
                   ------------------
third party out-of-pocket costs and expenses incurred by Lessor in connection with the preparation, negotiation, and execution of this Amendment or any other agreement, document, or instrument executed pursuant hereto (including, without limitation, fees and costs of Lessor's legal counsel and fees and costs associated with appraisals of the equipment as referenced in Section 4.3 of this
                                                             -----------
Amendment) and all costs and expenses incurred by Lessor in connection with the enforcement or preservation of any rights under the Master Lease, as amended hereby, including, without limitation, the costs and fees of Lessor's legal counsel.

     Section 6.10. Counterparts.  This Amendment may be executed simultaneously
                   ------------
in one or more multiple originals and on telecopy counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

     Section 6.11. Waiver of Claims and Defenses.  To induce Lessor to enter
                   -----------------------------
into this Amendment, Lessee represents and warrants that as of the Amendment Date there are no claims or offsets against or defenses or counterclaims to Lessee's obligations under the Master Lease, and Lessee waives any and all such claims, offsets, defenses, or counterclaims whether known or unknown, arising prior to the Amendment Date. Additionally, Lessee hereby releases Lessor and each of its respective legal representatives, successors, affiliates, parent, subsidiaries, predecessors, assigns, shareholders, partners, trustees, beneficiaries, administrators, heirs, former and current officers, directors, agents, attorneys, and employees, and its respective successors, assigns, heirs, executors, and administrators from any and all claims, actions, suits, causes of action, accounts, judgments, agreements, promises, executions, debts, damages, demands, rights, obligations, liabilities, and controversies now in existence concerning or in connection with the Master Lease or this Amendment (collectively, the "Claims") of every nature and description, in law or in
                    ------
equity,


WAIVER AND AMENDMENT TO MASTER LEASE AGREEMENT - Page 6
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whether known or unknown, foreseen or unforseen, and regardless of whether
Lessee hereafter discovers any facts which may give rise to any Claim.

     Section 6.12.  Lease Characterization.  Nothing contained in any Amendment
                    ----------------------
Document shall constitute a change of character of the Master Lease into any other type of transaction. Lessee hereby waives any right to assert in any proceeding or litigation that any lease described in the Master Lease is a conditional or disguised sale, a secured transaction covered under Article or
Section 9 of the Uniform Commercial Code, or any form of transaction other than a true lease.

     Section 6.13.  Entire Agreement.  This Amendment, together with the Master
                    ----------------
Lease, as written, represents the final agreement between Lessor and Lessee and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements between Lessor and Lessee. There are no unwritten agreements between Lessor and Lessee.



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WAIVER AND AMENDMENT TO MASTER LEASE AGREEMENT - Page 7
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     IN WITNESS WHEREOF, Lessee and Lessor have caused this Amendment to be executed and delivered by their duly authorized officers effective as of the date first written above.


                                    LESSEE:
                                    ------

                                    RF MONOLITHICS, INC.


                                    By:     /s/ David Kirk
                                        -------------------------------------
                                    Name:   David Kirk
                                          -----------------------------------
                                    Title:  President & CEO
                                           ----------------------------------


                                    LESSOR:
                                    ------

                                    BANC ONE LEASING CORPORATION


                                    By:      /s/ Jacqueline L. Kernodle
                                        -------------------------------------
                                    Name:    Jacqueline L. Kernodle
                                          -----------------------------------
                                    Title:   Assistant Vice President
                                           ----------------------------------